WARRANT HOLDER: Dean L. Ledger
                3545 Granite Point Road
                Coeur d'Alene, Idaho  83814-9757

NUMBER OF WARRANT SHARES:   200,000


THE SECURITIES REPRESENTED BY THIS INSTRUMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO DISTRIBUTION, AND MAY NOT BE DISPOSED OF WITHOUT AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SECURITIES UNDER THE SECURITIES ACT OF 1933 AND APPLICABLE STATE SECURITIES LAWS, OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS.

IN ADDITION, THE SECURITIES REPRESENTED BY THIS INSTRUMENT MAY NOT BE SOLD, PLEDGED OR OTHERWISE TRANSFERRED OR ENCUMBERED WITHOUT THE PRIOR WRITTEN CONSENT OF THE COMPANY TO SUCH PROPOSED SALE, PLEDGE, TRANSFER OR ENCUMBRANCE AND TO THE PROPOSED ASSIGNEE, PLEDGEE OR TRANSFEREE.

No. WA96-123

                          UNIVERSAL DISPLAY CORPORATION

                          Common Stock Purchase Warrant

                Universal Display Corporation, a Pennsylvania corporation, for value received, hereby grants to the undersigned holder, its successors and permitted assigns (collectively, the "Holder"), this right (the "Warrant"), subject to the terms set forth below, to purchase at the purchase price per share as defined in Section 2.1 below (the "Purchase Price"), up to that number of Shares (defined below) set forth on the signature page of the Subscription Agreement attached hereto (the "Signature Page"), subject to adjustment as herein provided (such total number of Shares that may be purchased hereunder being referred to herein as the "Warrant Shares").

1. Definitions. As used herein, the following terms, unless the context otherwise requires, have the following respective meanings:

                1.1. "Company" shall include Universal Display Corporation, a Pennsylvania corporation, and, unless otherwise noted to the contrary, any company which shall succeed to, by merger, consolidation or similar arrangement of the Company's and assume the obligations of Universal Display Corporation hereunder.

                1.2. "Other Securities" refers to any stock (other than the Shares) and other securities of the Company or any other person (corporate or otherwise) that the Holder at any time shall be entitled to receive, or shall have received, on the exercise of this Warrant, in lieu of or in addition to Shares, or which at any time shall be issuable or shall have been issued in exchange for or in replacement of Shares.

                1.3. "Shares" means (a) the Company's Common Stock, as authorized on the date of this Warrant and (b) if the class of securities described in (a) shall cease to be issued and outstanding, securities of the same class issued in exchange for or in respect of the securities described in
(a) pursuant to a plan of merger, consolidation, recapitalization or reorganization, the sale of substantially all of the Company's assets or a similar transaction.

                1.4. "Registrable Common Stock" means the number of shares of common stock underlying the warrants issued hereunder. As to any particular Registrable Common Stock, such securities will cease to be Registrable Common Stock when they (a) have been effectively registered under the Securities Act of 1933, as amended (the "Act") and obtained or disposed of in accordance with the registration statement covering them, (b) have been transferred pursuant to Rule 144 under the Act (or any similar provision then in force), or (c) are no longer subject to restrictions under transfer pursuant to the provisions of Rule 144(k) under the Act.

                1.5. "Registration Expenses" means all expenses incident to the Company's performance of or compliance with this Agreement, including all registration and filing fees, fees and expenses of compliance with securities or blue sky laws, printing expenses, messenger and delivery expenses, expenses and fees for listing the securities to be registered on exchanges on which similar securities issued by the Company are then listed, and fees and disbursements of counsel for the Company (but not of counsel to the Shareholder) and of all independent certified public accountants, underwriters (other than Underwriting Commissions) and other persons retained by the Company.

                1.6. "Underwriting Commissions" means all underwriting discounts or commissions relating to the sale of securities of the Company.

2. Exercise of Warrant.

                2.1. Purchase Price. The Warrant may be exercised, subject to the terms specified herein, at the purchase price of $4.18 per Share (the "Purchase Price").

                2.2. Exercise Period. The Warrant may be exercised (the "Exercise Period") at any time for a period of ten years from April 25, 1996.

                2.3. Vesting. The shares subject to this warrant vest as follows: 50,000 shares immediately and 30,000 shares in the next five anniversary dates thereof, provided that Holder must be an employee or consultant of the Company on the anniversary date, or such shares shall not be vested, although the shares already vested shall remain vested for the term of the warrant.

                2.4. Exercise in Full. Subject to the limitations stated above, this Warrant may be exercised in full at the option of the Holder by surrender of this Warrant, with the form of subscription at the end hereof duly executed by the Holder, to the Company at its principal office in the United States, accompanied by payment, in cash or by certified or official bank check payable to the order of the Company, in the amount obtained by multiplying the number of Shares for which this Warrant may be exercised by the Purchase Price.

                2.5. Partial Exercise. This Warrant may be exercised in part by surrender of this Warrant in the manner and at the place provided in subsection
2.4 along with payment in the amount determined by multiplying (a) the number of Shares designated by the holder in the subscription at the end hereof by (b) the Purchase Price. On any such partial exercise, the Company at its expense will forthwith issue and deliver to or upon the order of the Holder a new Warrant or Warrants of like tenor, in the name of the Holder or as the Holder (upon payment by the Holder of any applicable transfer taxes) may request, calling in the aggregate on the face or faces thereof for the number of Shares for which such Warrant or Warrants may still be exercised.

3. Delivery of Share Certificates on Exercise.

                3.1. As soon as practicable after the exercise of this Warrant in full or in part, the Company, at its expense (including the payment by it of any applicable issue taxes) will cause to be issued in the name of and delivered to the Holder, or as the Holder (upon payment by the Holder of any applicable transfer taxes) may direct, a certificate or certificates for the number of fully paid and non-assessable Shares (or Other Securities) to which the Holder shall be entitled on such exercise, plus, in lieu of any fractional share to which the Holder would otherwise be entitled, cash equal to such fraction multiplied by the then current market value of one full share, together with any other stock or other securities and property (including cash, where applicable) to which the Holder is entitled upon such exercise pursuant to Section 2 or otherwise.

4. Covenants as to Shares.

                4.1. Issuance of Shares upon Exercise. All Shares that may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be validly issued, fully paid and non-assessable and free from all taxes, liens and charges with respect to the issue thereof. The Company will at all times have authorized and reserved, free from preemptive rights, a sufficient number of its Shares to provide for the exercise of the rights represented by this Warrant.

                4.2 Restrictions on Transfer. Holder represents to the company that it is acquiring the Warrants for its own investment account and without a view to the subsequent public distribution of the Warrants or Shares otherwise than pursuant to an effective registration statement under the Securities Act. Each Warrant and each certificate for Shares issued to the Holder and any subsequent holder that have not been sold to the public pursuant to an effective registration statement under the Securities Act or as to which the restrictions on transfer have not been removed as hereinafter provided, shall bear a restrictive legend reciting that the same have not been registered pursuant to the Securities Act and may not be transferred in the absence of an effective registration statement under the Securities Act, the holder thereof shall give written notice to the Company of its intention to effect such transfer. Each such notice shall describe the manner of the proposed transfer and shall be accompanied by an opinion of counsel experienced in federal securities laws matters and reasonably acceptable to the company and its counsel to the effect that the proposed transfer may be effected without registration under the Securities Act, whereupon, the holder of such Registrable Common Stock shall be entitled to transfer such securities in accordance with the terms of its notice and such opinion. Restrictions imposed under this Section 4 upon the transferability of the Warrants or of Shares shall cease when:

                (a) a registration statement covering such Shares becomes effective under the Securities Act, or

                (b) the Company receives from the holder thereof an opinion of counsel experienced in federal securities laws matters, which counsel shall be reasonably acceptable to the Company, that such restrictions are no longer required in order to insure compliance with the Securities Act.

When such restrictions terminate, the Company shall, or shall instruct the Warrant Agent to, issue new securities in the name of the holder not bearing the legends required by this Section 4.

5. Adjustment for Reorganization, Consolidation or Merger.

                5.1. Reorganization, Consolidation or Merger. If at any time or from time to time, the Company shall (a) effect a plan of merger, consolidation, recapitalization or reorganization or similar transaction with a corporation (the "Acquiror") whereby the shareholders of the Company will exchange their shares of the Company for the shares of the parent corporation of the Acquiror, or (b) transfer all or substantially all of its properties or assets to any other person, under any plan or arrangement contemplating the dissolution of the Company (which along with any transactions set forth in (a) hereof shall be an "Extraordinary Transaction"), then, in each such case, the holder of this Warrant, on the exercise hereof as provided in Section 2 at any time after the completion of any Extraordinary Transaction shall receive, such Shares or Other Securities and property (including cash) to which such holder would have been entitled in any Extraordinary Transaction as if such holder had so exercised this Warrant, immediately prior thereto.

                5.2. Dissolution. If the Company dissolves following the transfer of all or substantially all of its properties or assets, the Company, prior to such dissolution, shall at its expense deliver or cause to be delivered to the Holder the stock and other securities and property (including cash, where applicable) receivable by the Holder after the effective date of such dissolution pursuant to this Section 5.

                5.3. Continuation of Terms. Upon any Extraordinary Transaction, this Warrant shall continue in full force and effect and the terms hereof shall be applicable to the securities, Shares and Other Securities and property receivable on the exercise of this Warrant after the consummation of reorganization, consolidation or merger or the effective date of dissolution following any such transfer, as the case may be, any Extraordinary Transaction and shall be binding upon the party or parties to the Extraordinary Transaction and their successors, including, in the case of any such transfer, the person acquiring all or substantially all of the properties or assets of the Company, whether or not such person shall have expressly assumed the terms of this Warrant as provided in Section 7.

6. Adjustments for Other Events.

                6.1. Changes in Capital Structure. If the Company shall (a) issue additional Shares as a dividend or other distribution on outstanding Shares, (b) subdivide its outstanding Shares, or (c) combine its outstanding Shares into a smaller number of Shares, then, in each such event, the Shares immediately prior to such event shall, simultaneously with the happening of such event, be adjusted by multiplying the Warrant Shares by a fraction, the numerator of which shall be the total number of Shares issued and outstanding immediately after such event and the denominator of which shall be the total number of Shares issued and outstanding immediately prior to such event, and the product so obtained shall thereafter be the Warrant Shares then in effect. The Shares, as so adjusted, shall be readjusted in the same manner upon the happening of any successive event or events described herein in this Section 6. After any such event specified in this subsection 6.1, the original Purchase Price shall continue to apply to any exercise of the Warrant, except that the Purchase Price shall be adjusted in any such event by multiplying the Purchase Price by a fraction the numerator of which shall be the total number of Shares issued and outstanding immediately before such event and the denominator of which shall be the total number of shares issued and outstanding immediately after such event, provided, however, the Warrant Shares shall not be issued at a discount from the par value stated in the Company's Articles of Incorporation (currently, $.0l par value per share). The Purchase Price as so adjusted, shall be readjusted in the same manner upon the happening of any successive event or events described herein in this Section 6.

7. Notices of Record Date, etc. In the event of:

                7.1. any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right, or

                7.2. any merger, consolidation or capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company any other person, or

                7.3. any voluntary or involuntary dissolution, liquidation or winding-up of the Company,

then and in each such event the Company will mail or cause to be mailed to the Holder a notice specifying (a) the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, and (b) the date on which any such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as of which the holders of record of Shares (or Other Securities) shall be entitled to exchange their Shares (or Other Securities) for securities or other property deliverable on such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding-up. Such notice shall be mailed at least 10 days prior to the date specified in such notice on which any such action is to be taken.

8. Transfers.

                8.1. The Warrants are not transferable, in whole or in part, without compliance with the Securities Act of 1933, as amended (the "Securities Act"), and any applicable state securities laws.

                8.2. Subject to subsection 8.1, this Warrant, or any portion hereof, may be transferred by the Holder's execution and delivery of the form of assignment attached hereto along with this Warrant. Any transferee shall be required, as a condition to the assignment, to deliver all such documentation as the Company deems appropriate. However, until such assignment and such other documentation are presented to the Company at its principal offices in the United States, the Company shall be entitled to treat the registered holder hereof as the absolute owner hereof for all purposes.

                8.3. Upon a transfer of this Warrant in accordance with this
Section 8, the Company, at its expense, will issue and deliver to or on the order of the Holder a new Warrant or Warrants of like tenor, in the name of the Holder or as the Holder (on payment by the Holder of any applicable transfer taxes) may direct, calling in the aggregate on the face or faces thereof for the Shares called for on the face or faces of the Warrant or Warrants so surrendered. If this Warrant is divided into more than one Warrant, or if there is more than one Holder thereof, all references herein to "this Warrant" shall be deemed to apply to the several Warrants, and all references to "the Holder" shall be deemed to apply to the several Holders, except in either case to the extent that the context indicates otherwise.

                8.4. To the extent the Holder is a party to the Registration Rights Agreement, the Warrants issued hereunder shall be subject to the transfer restrictions and other provisions set forth therein.

9. Replacement of Warrants.

                9.1. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of any Warrant and, in the case of any such loss, theft or destruction of any Warrant, on delivery of an indemnity agreement or security reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, on surrender and cancellation of such Warrant, the Company at its expense will execute and deliver, in lieu thereof, a new Warrant of like tenor.

10. Piggyback Registrations.

         (a) Right to Piggyback. Whenever the Company proposes to register under the Act any of its common stock for sale to the public for cash in an underwritten offering, and the registration form to be used would permit inclusion thereto of the Registrable Common Stock (a "Piggyback Registration"), the Company will give prompt written notice to Shareholder and will include in such Piggyback Registration, subject to the allocation provisions below, all Registrable Common Stock with respect to which the Company has received from the Shareholder a written request for inclusion within 20 days after the Company's sending of such notice; provided however, that the Company shall not be required to effect any registration of Registrable Common Stock if (i) registration is effected by the Company on behalf of a shareholder exercising registration rights that pursuant to the terms thereof prohibit the Shareholder's shares from being included in such registration (a "Limited Demand Registration") or (ii) the Registrable Common Stock was previously included in a Registration Statement, whether an underwriten offering or otherwise.

         (b) Piggyback Expenses. In a Piggyback Registration, the Company will pay the Registration Expenses related to the sale of Registrable Common Stock by the Shareholder, but the Shareholder will pay the Underwriting Commissions related to the sale of such Registrable Common Stock; provided, however, that the Shareholder will pay its pro rata share of Registration Expenses incurred by the Company in connection with the registration if required to do so in connection with any Blue Sky law clearance sought by the Company.

         (c) Priority on Primary Registrations. If a Piggyback Registration is an underwritten primary registration on behalf of the Company and the managing underwriters advise the Company that in their opinion the number of securities requested to be included in such registration exceeds the number that can be sold in such offering at a price reasonably related to fair value, the Company will allocate the securities to be included as follows: first, to the securities the Company proposes to sell on its own behalf; and second, to the Registrable Common Stock requested to be included in such registration by the Shareholder and to securities of the Company requested to be included in such registration by any other selling shareholder participating in the registration statement, pro rata on the basis of the number of securities of the Company owned by all such selling shareholders participating in the registration.

         (d) Priority on Secondary Registrations. If a Piggyback Registration is initiated as an underwritten secondary registration on behalf of holders of the Company's securities (other than pursuant to a Limited Demand Registration), and the managing underwriters advise the Company that in their opinion the number of securities requested to be included in such registration exceeds the number that can be sold in such offering at a price reasonably related to fair value, the Company will allocate the securities to be included as follows: first, to the securities requested to be included by the holders initiating such registration; second, to any securities requested to be included in such registration by the Company; and third, to Registrable Common Stock requested to be included in such registration by the Shareholder and to securities of the Company requested to be included in such registration by any other selling shareholders participating in the registration statement, pro rata on the basis of the number of securities of the Company owned by all such selling shareholders participating in the registration.

         (e) Selection of Underwriters. The selection of the lead underwriter or underwriters and all other decisions regarding the underwriting arrangements for the offering will be made solely by the Company, subject to the rights, if any, of the holders initiating a registration if the registration is under Section 2(d).

         (f) Holdback Agreements. Shareholder hereby agrees that if so requested by the Company or any representative of the underwriters in connection with the initial public offering of the Company or any other registration of any securities of the Company under the Act in which the Shareholder is given the opportunity to participate pursuant to this Agreement, the Shareholder shall not sell or otherwise transfer securities of the Company registered hereunder during the 120-day period following the effective date of a registration statement of the Company filed under the Act. The Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such 120 day period.

         (g) Indemnification.

                (i) In connection with any registration statement in which the Shareholder is participating, the Company will indemnify, to the extent permitted by law, Shareholder, its officers and directors, and each person who controls such holder (within the meaning of the Act), against all losses, claims, damages, liabilities and expenses arising out of or resulting from any untrue or alleged untrue statement of material fact contained in such registration statement, prospectus or preliminary prospectus or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are caused by or contained in any information furnished in writing to the Company by or on behalf of the Shareholder or such other indemnified party expressly for use therein or by the failure to deliver a copy of the registration statement or prospectus or any amendments or supplements thereto after the Company has furnished the underwriters with a sufficient number of copies of the same.

                (ii) In connection with any registration statement in which the Shareholder is participating, the Shareholder will furnish to the Company in writing such information as is reasonably requested by the Company for use in any such registration statement or prospectus and will indemnify, to the extent permitted by law, the Company, its directors and officers and each person who controls the Company (within the meaning of the Act) against any losses, claims, damages, liabilities and expenses resulting from any untrue or alleged untrue statement of material fact or any omission or alleged omission of a material fact required to be stated in the registration statement or prospectus or any amendment thereof or supplement thereto or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is contained in information so furnished in writing by the Shareholder specifically for use in preparing the registration statement.

                (iii) Any person entitled to indemnification hereunder will (a) give prompt notice (and in all events within 30 days) to the indemnifying party of any claim with respect to which it seeks indemnification and (b) unless a conflict of interest exists with respect to such claim that prohibits the parties from using counsel selected by the indemnifying party, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party will not be subject to any liability for any settlement made without its consent (but such consent will not be unreasonably withheld). An indemnifying party who is not entitled, or elects not, to assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim.

         (h) Participation in Underwritten Registrations. The Shareholder may not participate in any registration hereunder unless such holder (i) agrees to sell such holder's securities on the basis provided in any underwriting arrangements approved by the persons entitled hereunder to approve such arrangements under Section 2(e), and (ii) completes and executes all questionnaires, powers of attorney, custody agreements, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements.

         (i) Subsequent Registration Rights. The Shareholder acknowledges that, from and after the date of this Agreement, the Company may enter into agreements with any holder or prospective holder of any securities of the Company that would allow such holders or prospective holders to include such securities in any registration, whether such registration is pursuant to a demand registration or a piggyback registration.

11.     Notices.

                11.1. All notices required hereunder shall be deemed to have been given and shall be effective only when personally delivered or sent by Federal Express, DHL or other express delivery service or by certified or registered mail to the address of the Company's principal office in the United States as follows:

                         Universal Display Corporation
                             Three Bala Plaza, East
                                   Suite 104
                             Bala Cynwyd, PA 19004

in the case of any notice to the Company, and until changed by notice to the Company, to the address of the Holder set forth above in the case of any notice to the Holder.

12. Miscellaneous.

         12.1. This Warrant and any term hereof may be changed, waived, discharged or terminated, other than on expiration, only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought. This Warrant shall be construed and enforced in accordance with and governed by the laws of the Commonwealth of Pennsylvania. The headings in this Warrant are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof. The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision. This Warrant embodies the entire agreement and understanding between the Company and the other parties hereto and supersedes all prior agreements and understandings relating to the subject matter hereof.


                                                UNIVERSAL DISPLAY CORPORATION


                                                By: /s/ STEVEN V. ABRAMSON
                                                    ---------------------------
                                                   Steven V. Abramson, President

                                                Date:   April 25, 1996

Accepted:

/s/ DEAN L. LEDGER
-------------------
Holder Signature

----------------
Date


                              FORM OF SUBSCRIPTION


                   (To be signed only on exercise of Warrant)



TO ________________________________:

                The undersigned, the holder of the attached Warrant, hereby irrevocably elects to exercise such Warrant for, and to purchase thereunder, __________ Shares (as defined in the Warrant Agreement governing the attached Warrant) and herewith makes payment of $___________ therefor, and requests that the certificates for such shares be issued in the name of, and delivered to _____________________, whose address is ___________________________________.


Dated: ___________________________

                                           ------------------------------------
                                           (Signature must conform in all
                                           respects to name of holder as
                                           specified on the face of the Warrant)

                                           ------------------------------------

                                           ------------------------------------
                                           (Address)


                               FORM OF ASSIGNMENT

                   (To be signed only on transfer of Warrant)



                For value received, the undersigned hereby sells, assigns, and transfers unto __________________________ the right represented by the attached Warrant to purchase _____________ Shares (as defined in the Warrant Agreement governing the attached Warrant) to which the within Warrant relates, and appoints __________________________ Attorney to transfer such right on the books of ____________________________ with full power of substitution in the premises.


Dated: ___________________________

                                           ------------------------------------
                                           (Signature must conform in all
                                           respects to name of holder as
                                           specified on the face of the Warrant)


                                           ------------------------------------

                                           ------------------------------------
                                           (Address)


Signed in the presence of:


-----------------------------------